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                                                                   Exhibit 10.32
EXECUTION COPY

THIRD AMENDMENT TO, AND WAIVER AND CONSENT UNDER, AMENDED AND RESTATED LOAN AND
                               SECURITY AGREEMENT


      THIS THIRD AMENDMENT TO, AND WAIVER AND CONSENT UNDER, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Third Amendment") is made and entered into as of February 3, 2004, by and between VitalWorks Inc., a Delaware corporation (the "Borrower"), and Wells Fargo Foothill, Inc., a California corporation (the "Lender"), in its capacity as the Lender under the Loan Agreement referenced below.

                                   WITNESSETH:

      WHEREAS, the Borrower and the Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as of August 20, 2003 (as amended, supplemented or modified from time to time, the "Loan Agreement");

      WHEREAS, the Borrower has requested, and the Lender has agreed, subject to the terms and conditions herein, to extend the time to deliver the Borrower's Projections for fiscal year 2005 pursuant to Section 6.3(c) of the Loan Agreement;

      WHEREAS, pursuant to Section 7.20(a)(i) of the Loan Agreement, the Borrower is required to maintain minimum EBITDA in accordance with the amounts set forth therein and the time periods set forth therein; and

      WHEREAS, the Borrower and the Lender wish to amend Section 7.20(a)(i) of the Loan Agreement as herein provided;

      NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

SECTION 2. WAIVERS AND CONSENTS.

      2.01 WAIVER WITH RESPECT TO PROJECTIONS. Subject to the satisfaction of each of the conditions precedent set forth in Section 5 below, the Lender hereby agrees that, notwithstanding Section 6.3(c) of the Loan Agreement, the date by which the Borrower is required to deliver the Borrower's Projections for fiscal year 2005 shall be extended to January 31, 2005.
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SECTION 3. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended, effective as of the date this Third Amendment becomes effective in accordance with Section 4 hereof, as follows:

      3.01 AMENDMENTS TO SECTION 7.20. Section 7.20(a)(i) of the Loan Agreement is hereby amended and restated in its entirety by inserting the following in replacement thereof:

            (i) MINIMUM EBITDA. EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

          Applicable Amount                    Applicable Period
          -----------------                    -----------------
             $15,000,000                    For the 12 month period
                                           ending December 31, 2003

              $9,530,000                    For the 12 month period
                                             ending March 31, 2004

              $4,715,000                    For the 12 month period
                                             ending June 30, 2004

              $3,407,000                    For the 12 month period
                                           ending September 30, 2004

              $8,000,000                    For the 12 month period
                                           ending December 31, 2004

       An amount determined by      For the 12 month period ending each fiscal
      the Lender based upon the                 quarter thereafter
       Projections delivered
         pursuant to Section
      6.3(c); provided, that if
         the Lender does not
       receive such Projections
       or the Borrower and the
       Lender cannot agree (for
       any reason) on covenants
          acceptable to the
       Borrower and the Lender,
      then the Applicable Amount
        shall be $15,000,000


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SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Third Amendment, the Borrower hereby represents and warrants that:

      4.01 NO DEFAULT. To the best of the Borrower's knowledge or belief, at and as of the date of this Third Amendment and as of the Effective Date, both prior to and after giving effect to this Third Amendment, no Default or Event of Default exists.

      4.02 CORPORATE POWER, ETC. The Borrower (a) has all requisite corporate power and authority to execute and deliver this Third Amendment and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Third Amendment and the consummation of the transactions contemplated hereby.

      4.03 BINDING EFFECT. This Third Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 5. CONDITIONS. This Third Amendment shall be effective upon the fulfillment by the Borrower, in a manner satisfactory to the Lender, of all of the following conditions precedent set forth in this Section 5 (such date, the "Effective Date"):

      5.01 EXECUTION OF THIS THIRD AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Third Amendment and shall have delivered (including by way of facsimile transmission) the same to the Lender.

      5.02 DELIVERY OF OTHER DOCUMENTS. The Lender shall have received all other such instruments, documents and agreements as the Lender may reasonably request, duly executed and dated the date hereof, in form and substance reasonably satisfactory to the Lender.

      5.03 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct.

      5.04 COMPLIANCE WITH TERMS. The Borrower shall have complied in all material respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower in connection herewith.

      5.05 FEE. The Lender shall have received from the Borrower a fee in the amount of $150,000; provided, however, that (a) the Lender hereby agrees to return $25,000 of such fee to the Borrower if the Borrower timely delivers to the Lender the quarterly financial statements for the quarter ended March 31, 2004 pursuant to Section 6.3(a) of the Loan Agreement and EBITDA for the 3-month period ended March 31, 2004 exceeds $0 and (b) the Lender hereby agrees to return an additional $25,000 of such fee to the Borrower if (i) the Borrower timely delivers to the Lender the quarterly financial statements for the quarter ended June 30, 2004


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pursuant to Section 6.3(a) of the Loan Agreement and (ii) the sum of (x) EBITDA
for the 3-month period ended June 30, 2004 plus (y) to the extent greater than $0, EBITDA for the 3-month period ended March 31, 2004, exceeds $700,000 (it being understood and agreed that the $150,000 fee payable pursuant to this
Section 5.05 shall not reduce EBITDA for purposes hereof).

SECTION 6. MISCELLANEOUS.

      6.01 CONTINUING EFFECT. Except as specifically provided herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

      6.02 NO WAIVER. This Third Amendment is limited as specified and the execution, delivery and effectiveness of this Third Amendment shall not operate as a modification, acceptance or waiver of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein.

      6.03 REFERENCES.

            (a) From and after the Effective Date, the Loan Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Third Amendment.

            (b) From and after the Effective Date, (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby and (ii) all references in the Loan Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby.

      6.04 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK OTHER THAN SUCH LAWS AS WOULD RESULT IN THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

      6.05 SEVERABILITY. The provisions of this Third Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Third Amendment in any jurisdiction.

      6.06 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but


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all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lender.

      6.07 HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

      6.08 BINDING EFFECT; ASSIGNMENT. This Third Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower under this Third Amendment shall not be assigned without the prior written consent of the Lender.

      6.09 EXPENSES. The Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Lender, incurred by the Lender in connection with the preparation, negotiation and execution of this Third Amendment and any document required to be furnished herewith.

                           [Signature page to follow]




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      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                VITALWORKS INC.,
                                a Delaware corporation

                                By:   /s/ Michael A. Manto
                                    ----------------------------------------
                                Title: Executive Vice President and
                                       Chief Financial Officer

                                WELLS FARGO FOOTHILL, INC.,
                                a California corporation

                                By:   /s/ Authorized Signatory
                                    ----------------------------------------
                                Title:





                       [SIGNATURE PAGE OF THIRD AMENDMENT]